EXHIBIT 99.1

ADVANCED INSTRUCTION TO SELL COMMON STOCK

To: Deutsche Bank Alex. Brown
    A Division of Deutsche Bank Securities Inc.

Account Number:

     I am a holder of shares, or options to acquire shares, of the common stock ("Common Stock") of Ligand Pharmaceuticals, Inc. (the "Company"). I would like to periodically sell Company shares in order to diversify my portfolio. I also wish to take advantage of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, which provides for an affirmative defense from insider trading liability for purchases and sales effected pursuant to a contract, instruction or plan entered into when a person is not aware of any material nonpublic information. This instruction ("Instruction") is intended to constitute a "written plan for trading securities" within the meaning of Rule 10b5-1.

     I hereby instruct Deutsche Bank Securities Inc. (referred to herein as "Deutsche Bank Alex. Brown") to sell 70,000 shares of Common Stock AND exercise options representing 50,000 shares of Common Stock, and sell the resulting shares of Common Stock pursuant to the specific instructions set forth in Schedules A and B hereto OR as follows:

     You are authorized to make deliveries of securities and payment of moneys in accordance with your normal practice. All shares to be sold shall have been previously deposited into my account, and you shall not be required to follow this Instruction if shares are not present in my account (or acceptable arrangements to deliver option shares have not been made) prior to the dates on which sales shall occur. If this Instruction requires you to exercise stock options you shall do so in accordance with your normal procedures, and unless instructed otherwise, remit the exercise price and the withholding tax as calculated by the Company. In no instance should you exercise options that are not in the money. The share amount listed above shall be increased or decreased to reflect stock splits should they occur. I understand that I shall be responsible to arrange for any filings that may be required under applicable law (e.g., Form 144, Schedule 13D, and Forms 4 and 5), and that I may be subject to the short swing profit rules contained in Section 16 of the Securities Exchange Act of 1934. In this connection, I understand that upon my request, you will assist me in making advance arrangements regarding the filing of Forms 144.

     All sales shall be effected in your normal fashion in accordance with your terms and conditions for my account and risk. You may act as principal in any transaction hereunder. I understand that you may not be able to make all of the sales contemplated under this Instruction due to a market disruption or a legal, regulatory or contractual restriction applicable to you or any other event or circumstance. I further understand that even in the absence of such a circumstance, you may be unable to make sales consistent with ordinary principles of best execution due to insufficient volume of trading or other market factors in effect on the date of a sale. I hereby ratify and confirm any and all transactions with you in accordance with this Instruction. I also agree to indemnify and hold Deutsche Bank Alex. Brown harmless from and to pay Deutsche Bank Alex. Brown promptly on demand any and all losses arising from its reasonable interpretation and performance of this Instruction.

     You will cease making sales under this Instruction as soon as practicable following receipt of written notice from the Company, confirmed by telephone, that the Company has entered into a transaction that results in my being subject to trading restrictions. You shall resume making sales in accordance with this Instruction as soon as practicable after you receive written notice from the Company of the cessation or termination of any such trading restriction. Any sales not made as a result of the imposition of any trading restriction shall be sold in the next following selling period.

     While this Instruction is in effect I will not enter into or alter any corresponding or hedging transaction or position with respect to the Common Stock (including any securities convertible or exchangeable into Common Stock). I agree that until this Instruction has been terminated I will not enter into a binding contract with respect to the purchase or sale of Common Stock with another broker, dealer or financial institution, instruct any broker, dealer or financial institution to purchase or sell Common Stock or adopt a trading plan with respect to Common Stock other than this Instruction.

     I represent and warrant that I am not presently aware of any material nonpublic information regarding the Company or its securities and that I am currently able to sell Common Stock under the Company's insider trading policies and covenant that I will not discuss or otherwise disclose material nonpublic information to my investment representative or any other of your personnel responsible for carrying out this Instruction. I have obtained the approval of the Company's counsel to enter into this Instruction.

     This Instruction may be modified, terminated or amended only by a writing signed by the parties hereto. Any modification or amendment of this Instruction may only occur at a time when I am not aware of material nonpublic information concerning the Company or its securities and I am otherwise permitted to make sales under the Company's insider trading policies. If this Instruction is modified or amended, or if I establish a new plan after termination of this Instruction, no sales shall be made during the thirty (30) calendar days immediately following such modification, amendment or termination (other than sales already provided for in the Instruction prior to modification, amendment or termination).

     Deutsche Bank Alex Brown is authorized to begin selling Stock pursuant to this Sales Plan on March 18, 2005, and shall cease selling Stock on the earliest to occur of (i) the date on which Deutsche Bank Alex Brown is required to suspend or terminate sales under the Sales Plan pursuant to the previous paragraph, (ii) the date on which Deutsche Bank Alex Brown receives notice of the death of Seller, (iii) the date on which the Issuer or any other person publicly announces a tender or exchange offer with respect to the Stock or a merger, acquisition, reorganization, recapitalization or comparable transaction affecting the securities of the Issuer as a result of which the Stock is to be exchanged or converted into shares of another company, (iv) the date on which Deutsche Bank Alex Brown receives notice of the commencement or impending commencement of any proceedings in respect of or triggered by Seller's bankruptcy or insolvency and (v) the earlier of

     December 31,2005 or

     the date that the aggregate number of shares of Stock sold pursuant to this Sales Plan reaches shares specified on Schedules A and B

     This Instruction shall not be effective until Deutsche Bank Alex. Brown confirms its acceptance in writing by signing below. It shall remain in full force and effect until revoked or modified by me in writing. Deutsche Bank Alex. Brown may decline to act hereunder upon reasonable notice. I hereby irrevocably authorize you to accept any instruction from the Company to cease or suspend sales hereunder.



/S/ MARK A. RADOVANOVICH                    /S/ DAVID E. ROBINSON
                                            ---------------------
                                            Signature of Customer

-------------------------------------------------------------------------------
Accepted
Deutsche Bank Alex. Brown

MARK A. RADOVANOVICH
Branch Manager
Dated: 12-10-04
Rule10b5 - 1Form.AdvancedInstructionstoSell.12.9.04




/S/ CLIFFORD G. WANG

CLIFFORD G. WANG

                                   SCHEDULE A
                             (Shares Owned Outright)

Name of Seller  David E. Robinson         Seller's Social Security # __________
Daytime Tel. #:___________Cellular:__________Fax #: ________Email: ____________

SALE OF OWNED STOCK

--------------------------------------------- -------------------------- -----------------------------
a.                                            b.                         c.
Designated Sale Period                        Authorized Number of       Net Limit Price ($) or
From                     To                   Owned Shares               "Market" Price (select one):
----------------------- --------------------- -------------------------- -----------------------------
June 1, 2005            September 30, 2005    35,000 shares              $15.00/share
----------------------- --------------------- -------------------------- -----------------------------

October 1, 2005         December 31, 2005     35,000 shares              $20.00/share
----------------------- --------------------- -------------------------- -----------------------------


----------------------- --------------------- -------------------------- -----------------------------


----------------------- --------------------- -------------------------- -----------------------------


----------------------- --------------------- -------------------------- -----------------------------


----------------------- --------------------- -------------------------- -----------------------------


----------------------- --------------------- -------------------------- -----------------------------

                                              --------------------
                                              |   70,000 shares  |
                                              --------------------

1. INSTRUCTIONS: In column (a), state the first and last date on which the Shares are authorized to be sold during the Designated Sale Period (Stock sales may occur on or between these dates). The "To" column may be left blank in which case the Designated Sale Period will last until this Instruction terminates.

     In column (b), state the maximum number of shares authorized to be sold at the designated price during the Designated Sale Period. Do not aggregate with amounts authorized to be sold at a lower price during the same Designated Sale Period.

     In column (c), write either (i) a dollar price which is the minimum price (the "Net Limit Price") at which Stock is authorized to be sold, or
     (ii) the word "market" if Stock is to be sold at the then-prevailing market price per share during the Designated Sale Period. If a Net Limit Price is instructed, I understand that my order(s) will be executed only when Deutsche Bank Alex. Brown can sell at a price equal or higher than my minimum price(s) plus the mark-up.

2. I X am (_____ am not) subject to Rule 144 filing requirements and, if applicable, I have provided signed documents to be filed on my behalf.

                                   SCHEDULE B

                                 (Stock Options)

Name of Seller  David E. Robinson         Seller's Social Security # __________
Daytime Tel. #:___________Cellular:__________Fax #: ________Email: ____________


    EXERCISE OF OPTIONS AND SALE OF STOCK OBTAINED UPON EXERCISE OF OPTIONS.

(Please note: Seller represents that the information below is accurate. You may use multiple lines to apportion shares in a grant across differing Sales Periods or Limit Prices. Each line will be treated as a distinct trading instruction.).

---------------- ------------ ------------ -------------- ------------ --------------------- ------------------- -------------------
                 a.           b.           c.             d.           e.                    f.                  g.
                                                          Vesting      Designated Sale       Authorized Number   Net Limit Price $
Line             Grant ID #   Date of      Strike         Date For     Period                of Option Shares
                              Grant        Price          Unvested
                                                          Shares       From      To
---------------- ------------ ------------ -------------- ------------ ---------- ---------- ------------------- -------------------
       1         B92628       3/11/95      $6.75/SHARE    ISO *        3/18/05    3/22/05          15,625        Initiate
                                                          Vested                                                 exercise/sell if at
                                                                                                                 least $.25 above
                                                                                                                 strike price
---------------- ------------ ------------ -------------- ------------ ---------- ---------- ------------------- -------------------
       2         BM92628      3/22/95      $6.75/SHARE    NQ* Vested   3/18/05    3/22/05          34,375        Initiate
                                                                                                                 exercise/sell  if
                                                                                                                 at least $.25 above
                                                                                                                 strike price
---------------- ------------ ------------ -------------- ------------ ---------- ---------- ------------------- -------------------
       3

---------------- ------------ ------------ -------------- ------------ ---------- ---------- ------------------- -------------------
       4

---------------- ------------ ------------ -------------- ------------ ---------- ---------- ------------------- -------------------
       5

---------------- ------------ ------------ -------------- ------------ ---------- ---------- ------------------- -------------------
       6

---------------- ------------ ------------ -------------- ------------ ---------- ---------- ------------------- -------------------
       7

---------------- ------------ ------------ -------------- ------------ ---------- ---------- ------------------- -------------------
*3/22/99                                                                     --------------------
                                                                             |  Total:50,000    |
                                                                             --------------------

INSTRUCTIONS:

1.   In columns (a) and (b), list the Options which are to be exercised.

     In column (c), specify the applicable strike price.

     In column (d) specify the applicable vesting date.

     In column (e), state the first and last date on which the option is authorized to be exercised and sold during the Designated Sale Period (Exercises and sales may occur on or between these dates). The "To" column may be left blank in which case the Designated Sale Period will last until this Instruction terminates.

     In column (f), state the maximum number of Option Shares to be exercised.

     In column (g), write the dollar price which is the minimum price (the
     "Net Limit Price") at which the Authorized Number of Option Shares is authorized to be sold. If a Net Limit Price is instructed, I understand that my order(s) will be executed only when Deutsche Bank Alex. Brown sells at a price equal or higher than my minimum price(s) plus the mark-up.

2. In the event that Deutsche Bank Alex. Brown is unable to sell the Authorized Number of Option Shares in a Designated Sale Period for any reason: (check one of the following instructions)

     X the unsold amount of Option Shares will be carried forward and added to the Authorized Number of Option Shares for each succeeding Designated Sale Period until sold at the original net limit price; or

     ___ the unsold amount of Option Shares will not be sold and will not be carried over to the next Designated Sale Period.

3. I X am (_____ am not) subject to Rule 144 filing requirements and, if applicable, I have provided signed documents to be filed on my behalf.

I recognize that if the nature of the above listed options changes materially, including but not limited to my termination, I will notify Deutsche Bank Alex. Brown immediately.